Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26A

SECOND AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281) (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Workforce® Express (“WFX") enterprise-wide, ********* ********** ***********; and

Whereas, as a result of discussions between the parties, the parties agree to amend the terms of WFX.

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.    CSG and Customer, upon execution of this Amendment, acknowledge and agree that “Note 8” of Schedule F, “Fees,” Section 2, “CSG Products,” subsection II, “Workforce Express,” of the Agreement shall be deleted in its entirety and replaced as follows:

Note 8: CSG and Customer agree that in consideration of the mutually agreed upon Workforce Express fees provided hereunder and for the terms under which a *********** *** *********** ** **** ******* ** ******** *** *****, Customer agrees to utilize WFX as the exclusive workforce management system to service Customer’s Connected Subscribers and Non-ACP Subscribers for a minimum of ******-**** (**) ****** (the “** ***** ******* **********”).  If Customer fails to achieve the ** ***** ******* **********, in addition to all other amounts then due and owing to CSG, Customer will pay to CSG an amount equal to the applicable WFX Termination Fee set forth in the table below, based on the number of months from the actual completion of the WFX SOW (CSG document no. 4115401 to be executed by the parties.  Pursuant to the WFX SOW, the completion date of the WFX SOW is expected to be ****** **, ****, and in no event later than ********* **, ****, with the actual completion date of the WFX SOW to be confirmed in writing (email is sufficient) by the parties with such completion date being the conclusion of exclusive deployment to all Regions.  The month to be used in determining the WFX Termination Fee shall be the month in which Customer utilizes any other workforce management system or terminates prior to the 24 Month Minimum Commitment (the “Termination Month”).  If Customer elects to terminate WFX ***** ** ********* *** ** ***** ******* **********, the WFX Termination Fee, as determined by the WFX Termination Fee Table, shall be invoiced the month immediately following the Termination Month, and paid in accordance with Section 5.2, "Invoices and Payment," of the Agreement and shall be in addition to any other amounts due pursuant to the terms and conditions of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

WFX Termination Fee Table
Month	Termination Fee	Month	Termination Fee	Month	Termination Fee	Month	Termination Fee
*	$************	*	$************	**	$************	**	$************
*	$************	*	$************	**	$************	**	$************
*	$************	*	$************	**	$************	**	$**********
*	$************	**	$************	**	$************	**	$**********
*	$************	**	$************	**	$************	**	$**********
*	$************	**	$************	**	$************	**	$**********

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP - Billing Strategy and Operations	Title: SVP, Secretary & General Counsel
Date: 9/6/17	Date: 9/12/17